SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C.  20549
                      __________________________

                               FORM 8-K


                            CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)    May 5, 2004

                     Berry Petroleum Company
      (Exact name of registrant as specified in its charter)

Delaware                     1-9735               77-0079387
(State or other           (Commission            IRS Employer
jurisdiction of           File Number)        Identification No.
incorporation)


       5201 Truxtun Avenue, Suite 300 Bakersfield, CA  93309
              (Address of principal executive offices)

Registrant's telephone number, including area code (661) 616-3900


                            N/A
(Former name or former address, if changed since last report)

















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Item 7.  Regulation FD Disclosure

     (c)  Exhibits

     The following Exhibits are hereby filed as part of this Current Report on Form 8-K:

     Exhibit 99 - Press Release dated May 5, 2004 regarding the
     Registrant's financial and operating results for the three months ended March 31, 2004.

and

Item 12. Disclosure of Results of Operations and Financial Condition.

     The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

     On May 5, 2004, Berry Petroleum Company (Berry) announced financial results for the three months ended March 31, 2004. A copy of the news release announcing Berry's earnings results for three months ended March 31, 2004 is attached hereto as Exhibit 99.


                     SIGNATURE

    Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            BERRY PETROLEUM COMPANY



                            By     /s/ Kenneth A. Olson
                            Name:      Kenneth A. Olson
                            Title:     Corporate Secretary
                                       and Treasurer

     May 5, 2004

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